SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 _______________



                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                        June 21, 2001 (January 31, 2001)


                                   Gexa Corp.
               (Exact Name of Registrant as Specified in Charter)



            Texas                      0-16179               76-0670175
  (State or Other Jurisdiction       (Commission          (IRS Employer
        of Incorporation)            File Number)       Identification No.)


                                24 Greenway Plaza
                                   Suite 1826
                              Houston, Texas 77046
              (Address and Zip Code of Principal Executive Offices)


                                 (713) 961-9399
              (Registrant's telephone number, including area code)



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

Item 1.       Changes in Control of Registrant.

     In Item 1, Item 5 and Item 6 of our Current Report on Form 8-K filed June 21, 2001 (the "8-K"), we described the series of events by which we believed that Gexa Gold Corp., formerly a Nevada corporation ("Gexa Gold"), was merged into Gexa Corp., a Texas corporation ("Gexa"), in January and February of 2001. This Form 8-K/A is being filed to amend the earlier statements in the 8-K regarding the merger between Gexa Gold and Gexa.

     On January 31, 2001, the directors of Gexa Gold, Robert D. McDougal, Justin Rice, and Gary Rice, executed a Resolution of Directors of the Seller (the "Resolution") that provided that Gexa Gold would be reincorporated from the State of Nevada to the State of Texas and that its name would be changed to Gexa Corp. In the Resolution, the directors also appointed Neil Leibman to serve as the sole director of Gexa Gold, and the other directors resigned their positions. On February 15, 2001, Gexa Gold and Gexa entered into an Agreement and Plan of Merger to Accomplish a Change of Domicile from Nevada to Texas (the "Reincorporation Agreement"). Under the Reincorporation Agreement, the parties agreed to merge Gexa Gold into Gexa in order to reincorporate to a Texas corporation, with Gexa being the surviving corporation. The Reincorporation Agreement was executed on February 15, 2001 to effect the reincorporation merger effective as of January 31, 2001. Gexa was formed as a Texas corporation on February 13, 2001 solely for this purpose. At January 31, 2001 or February 15, 2001, both Gexa and Gexa Gold had no operations of any kind, and Gexa Gold's only assets were its right to the corporate name and its books and records.

     However, despite the fact that Gexa Gold was organized as a Nevada corporation, it had forfeited its Certificate of Incorporation under Nevada law on November 1, 1998 for failure to file appropriate documents and pay filing fees and taxes under Nevada law. In addition, no documentation relating to the contemplated reincorporation merger of Gexa and Gexa Gold was filed with the Secretary of State of Nevada or of Texas. These issues have only recently been discovered. However, pursuant to the terms of the Reincorporation Agreement, Gexa has operated as if the merger occurred, issued shares of common stock to the stockholders of Gexa Gold as required by the Reincorporation Agreement, and has assumed, effective as of January 31, 2001, the assets and liabilities of Gexa Gold and Gexa Gold's obligation to file reports with the Securities and Exchange Commission (the "SEC").

     Under the Nevada Revised Statutes, 78.175(4) and 78.590, the directors of Gexa Gold hold all of the property and assets of Gexa Gold in trust after its Certificate of Incorporation was forfeited and are able to act with respect to that property and assets in the same manner as is applicable to insolvent corporations under the Nevada Revised Statutes. Thus, pursuant to the previous directors' rights under Nevada law, the parties have entered into an Amended and Restated Agreement effective as of January 31, 2001 (the "Amended Agreement"). The Amended Agreement provides that, effective as of January 31, 2001, the former directors of Gexa Gold transferred to Gexa all of Gexa Gold's assets and liabilities as if the merger of Gexa and Gexa Gold had occurred as the parties to the Reincorporation Agreement intended. By this action, the parties have effectuated the intention of the Reincorporation Agreement to merge Gexa Gold with Gexa. Under the Amended Agreement, the consideration for the transfer of Gexa Gold's assets and the assumption of its liabilities by Gexa is the issuance by Gexa of 377,957 shares of its common stock, $.01 par value, to the stockholders of Gexa Gold, on the basis of one share of Gexa common stock for each share of Gexa Gold's common stock that was considered outstanding on January 31, 2001. This is the same consideration provided for in the Reincorporation Agreement. As noted above, the actual transfer of the Gexa stock and Gexa Gold assets actually occurred pursuant to the Reincorporation Agreement.


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

     Additionally, the Amended Agreement rescinds the resignation of the previous directors of Gexa Gold and the appointment of Neil M. Leibman as an officer and director of Gexa Gold effective January 31, 2001, and contains a statement that Neil M. Leibman resigns as an officer and director of Gexa Gold effective January 31, 2001. The Amended Agreement also provides for indemnification of Gexa and Mr. Leibman by Gexa Gold and its former directors in connection with the matters relating to the attempted merger in February 2001 and certain other matters related thereto.

     There are no arrangements known to Gexa, including any pledge by any person of Gexa securities, the operation of which may result at a later date in a change in control of Gexa.

Item 2.       Acquisition or Disposition of Assets.

     As previously stated, no documentation relating to the merger was filed with the Secretary of State of Nevada or of Texas. Furthermore, Gexa Gold had forfeited its Certificate of Incorporation prior to the attempted merger. However, as required by the Reincorporation Agreement, Gexa issued 377,957 shares of its common stock, $.01 par value, to the stockholders of Gexa Gold.

     As more fully described above, Gexa has executed the Amended Agreement to effectuate the intentions of the parties to the Reincorporation Agreement and to make the transaction effective as of January 31, 2001. Under the Amended Agreement, Gexa acquired all of the assets of Gexa Gold, which are the company name and its books and records.

     Additional information concerning the attempted merger and the subsequent merger are described in Item 1 and Item 5.

Item 5.       Other Events and Required FD Disclosure.

Registration of Gexa's Securities

     Under Rule 12g-3 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), shares of common stock of Gexa, as successor to Gexa Gold by the acquisition of the assets of Gexa Gold, will be deemed registered for purposes of Section 12(g) of the Exchange Act as of January 31, 2001. Gexa, as the successor to Gexa Gold has filed all reports required to be filed by Gexa Gold under the Exchange Act since January 31, 2001.


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

Update of Description of Capital Stock

     Set forth below is an updated description of the authorized capital stock of Gexa Corp. ("Gexa" or the "Company"). The following description of the capital stock of the Company is qualified in its entirety by reference to the Company's Articles of Incorporation and Bylaws, and all amendments thereto.

     The Company's authorized capital stock consists of 75,000,000 shares of common stock, par value $.01 per share (the "Common Stock") and 2,500,000 shares of preferred stock, par value $.05 per share (the "Preferred Stock").

     Common Stock. Holders of Common Stock are entitled to one vote per share on all matters submitted to a vote of the Company's shareholders. Except as may be required by applicable law, holders of Common Stock do not vote separately by class, but vote together with the holders of outstanding shares of other classes of voting capital stock. There is no right to cumulate votes for the election of directors. Shareholders holding a majority of the voting power of the capital stock issued and outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of the Company's shareholders. A vote by the holders of a majority of the voting power of the capital stock issued and outstanding is required for matters except for the following, as provided under Texas law and in accordance with the Articles of
Incorporation: (i) a vote of the holders of at least 66-2/3% of the voting power of the capital stock issued and outstanding is required to (A) alter, amend or repeal any bylaws of the Company, (B) remove for cause any director of the Company, or (C) effect a merger or share exchange, (ii) a vote of the holders of at least 75% of the voting power of the capital stock issued and outstanding is required to amend certain provisions of the Company's Articles of Incorporation, and (iii) directors may be elected by a plurality of the votes cast by the holders of capital stock entitled to vote at a shareholders' meeting at which a quorum is present.

     The holders of Common Stock are entitled to dividends in such amounts and at such times as may be declared by the board of directors out of funds legally available therefor, subject to the dividend preference of any stock ranking senior to the Common Stock, including the Preferred Stock. The Common Stock carries no preemptive rights and is not convertible, redeemable, assessable or entitled to the benefits of any sinking fund.

     Transfer Agent. Corporate Stock Transfer is the transfer agent and registrar for the Common Stock.

     Preferred Stock. Under the Articles of Incorporation, the board of directors has the power, without further action by the holders of Common Stock, to designate and issue from time to time the Preferred Stock in series having such designations, powers, preferences, rights and limitations, and on such terms and conditions as the board of directors shall from time to time determine. Such rights and preferences include those as to voting, dividends (including whether dividends are cumulative), redemption (including sinking fund provisions), liquidation preferences and conversion.


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

     Series A Senior Convertible Preferred Stock. The Company has authorized and issued 508,214 shares of Series A Senior Convertible Preferred Stock (the "Series A Preferred"). The Series A Preferred has the following rights:

          Voting Rights. The holders of shares of Series A Preferred and the holders of shares of the Common Stock vote together as one class on all matters submitted to a vote of shareholders of the Company. When voting together with the holders Common Stock, each holder of Series A Preferred is entitled to a number of votes per share of Series A Preferred equal to the number of shares of Common Stock into which one share Series A Preferred is convertible.

          Conversion Rights. The Series A Preferred automatically converts to Common Stock on December 31, 2003. Prior to such date, the Series A Preferred is convertible into Common Stock (i) at the option of the holder at any time, (ii) at the option of the Company upon certain registration events. The number of shares of Common Stock issuable upon conversion of the Series A Preferred is determined by dividing the original Series A Preferred issue price of $2.00 by the Series A conversion price of $2.00, which conversion price is subject to adjustment from time to time for stock splits, combinations, stock dividends or similar transactions.

          Dividends. The holders of shares of Series A Preferred are entitled to receive out of legally available funds cumulative cash or payment-in-kind dividends at an annual rate of 8% of the original Series A Preferred issue price of $2.00, until the sooner to occur of (i) a liquidation event or
     (ii) the conversion of the Series A Preferred. Dividends may be paid by the Company in shares of Common Stock, with the number of shares of Common Stock to be determined by dividing the amount of the dividend per share of Series A Preferred by the market price of the Company's Common Stock based on the average published closing bid price of the Common Stock as listed in the principal market for the Common Stock during the five consecutive trading days immediately preceding the last day of the dividend period.

          Liquidation Preference. The shares of Series A Preferred Stock have a liquidation preference equal to $2.00 per share of Series A Preferred, as adjusted for stock splits, stock dividends, recapitalizations and other similar events.

          Redemption. The Company may redeem the Series A Preferred at any time prior to conversion at a redemption price of $2.20 per share, plus all accrued but unpaid dividends; provided that a holder may elect to convert shares of Series A Preferred to Common Stock within 5 days after receiving a notice of conversion from the Company.


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

     Anti-Takeover Provisions. The Company's Articles of Incorporation and Bylaws contain certain provisions that may have the effect of delaying, deterring or preventing a change of control.

     Although the Company has no present intention to issue shares of Preferred Stock in addition to the Series A Preferred, the issuance of shares of additional preferred stock, or the issuance of rights to purchase such shares, could be used to discourage an acquisition proposal. The Preferred Stock could be issued without shareholder approval and could have rights superior to the Common Stock.

     Subject to the provisions of the Articles of Incorporation and limitations prescribed by law, the board of directors is also expressly authorized to create and issue rights ("Rights") entitling holders to purchase from the Corporation shares of capital stock or other securities and to, among other things, deny the holder of a specified percentage of the outstanding securities of the Company the right to exercise the Rights or to void such holder's Rights. Although the Company has no present intention to issue Rights, the existence of any Rights that may be granted in the future may, under certain circumstances, make it more difficult or discourage attempts to acquire the Company.

     The Company's Bylaws further require that shareholders provide advance notice to the Company of any business to be brought by them at a meeting of shareholders and establish procedures to be followed by shareholders in nominating persons for election to the Company's board. Generally, these provisions require written notice to the secretary of the Company by a shareholder:

o if the shareholder proposes to bring any business before an annual meeting, and

o if the shareholder wants to nominate any person for election to the Company's board of directors,

in each case not less than 80 days prior to the meeting (with certain exceptions if the date of the meeting is less than 90 days from when notice of the meeting is given to shareholders or the meeting date is publicly disclosed). The shareholder's notice must set forth specific information regarding the shareholder and his or her business proposal or director nominee, as described in the Bylaws.

     Liability of Directors. Texas law authorizes Texas corporations to limit or eliminate the personal liability of their directors to them and their shareholders for monetary damages for breach of a director's fiduciary duty of care. The duty of care requires that, when acting on behalf of the corporation, directors must exercise an informed business judgment based on all material information reasonably available to them. Absent the limitations authorized by Texas law, directors are accountable to Texas corporations and their shareholders for monetary damages for conduct constituting gross negligence in the exercise of their duty of care. Texas law enables Texas corporations to limit available relief to equitable remedies such as injunction or rescission. The Articles of Incorporation limit the liability of directors of the Company to the Company or its shareholders to the fullest extent permitted by Texas law. Specifically, no member of the board of directors will be personally liable for monetary damages for breach of a director's fiduciary duty as a director, except


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

for liability (i) for any breach of the director's duty of loyalty to the Company or its shareholders, (ii) for an act or omission not in good faith, that constitutes a breach of duty of the director to the Company or an act or omission that involves intentional misconduct or a knowing violation of law,
(iii) for any transaction from which the director derived an improper personal benefit or (iv) an act or omission for which the liability of a director is expressly provided by an applicable statute. This provision of the Articles of Incorporation may have the effect of reducing the likelihood of derivative litigation against directors and may discourage or deter shareholders or management from bringing a lawsuit against directors for breach of their duty of care, even though such an action, if successful, might otherwise have benefited the Company and its shareholders.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

                  *2.1 Amended and Restated Agreement dated as of October 21, 2003, among Gexa Gold Corp., Gexa Corp., Robert D. McDougal, Justin Rice, Gary Rice, and Neil M. Liebman.

                   3.1 Articles of Incorporation of Gexa Corp. filed under the laws of the State of Texas (incorporated by reference to Exhibit 3.1 of Gexa's Form 8-K filed on June 21,
                         2001).

                   3.2   Bylaws of Gexa Corp. (incorporated by reference to
                         Exhibit 3.2 of Gexa's Form 8-K filed on June 21, 2001).

                  *3.3 Statement of Designation, Preferences, Rights and Limitations of the Series A Senior Convertible Preferred Stock of Gexa Corp. filed under the laws of the State of Texas.

                    *    Filed herewith.


                            [SIGNATURE PAGE FOLLOWS]



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   GEXA Corp.

Date: December 8, 2003                             By:  /s/ Neil M. Leibman
                                                        ------------------------
                                                        Neil M. Leibman
                                                        Chief Executive Officer







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





                         AMENDED AND RESTATED AGREEMENT


     THIS AMENDED AND RESTATED AGREEMENT is dated as of October 21, 2003 (this "Amendment"), is by and among GEXA GOLD CORP., formerly a Nevada corporation ("Seller"), GEXA CORPORATION, a Texas corporation ("Buyer"), ROBERT D. MCDOUGAL ("McDougal"), JUSTIN RICE ("J. Rice"), GARY RICE ("G. Rice") and NEIL M. LEIBMAN ("Leibman").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Seller was organized as a Nevada corporation but forfeited its Certificate of Incorporation under Nevada law on November 1, 1998 for failure to file appropriate documents and pay filing fees and taxes under Nevada law;

     WHEREAS, McDougal, J. Rice and G. Rice (collectively, the "Directors") served as directors of the Seller, and under the Nevada Revised Statutes, 78.175(4) and 78.590, presently hold all of the property and assets of the Seller in trust and may act with respect to that property and assets in the same manner as is applicable to insolvent corporations under the Nevada Revised Statutes ("NRS");

     WHEREAS, on January 31, 2001, the Directors executed a Resolution of Directors of the Seller (the "January Resolution") providing that the Seller would be reincorporated from the State of Nevada to the State of Texas and the name changed to Gexa Corp., and said January Resolution also appointed Leibman to serve as the sole director of the Seller, with the Directors resigning as directors;

     WHEREAS, on February 15, 2001 pursuant to the January Resolution, the Seller and Buyer entered into an Agreement and Plan of Merger to Accomplish a Change of Domicile from Nevada to Texas (the "Reincorporation Agreement") providing for the merger of Seller into Buyer, with Buyer being the surviving corporation, and the issuance by Buyer of 377,957 shares of its common stock, $.01 par value (the "Shares"), to the stockholders of the Seller in connection with the reincorporation merger of the Seller into Buyer;

     WHEREAS, despite the good faith intentions of the Directors, Seller and Buyer, it has been discovered that the above-described merger (the "Reincorporation Merger") of Seller into Buyer never occurred because, inadvertently, no documentation relating to the Reincorporation Merger was filed with the Secretary of State of Nevada or Texas;

     WHEREAS, the Directors recognize and agree that the actions taken in the January Resolution and in the Reincorporation Agreement may not have been properly authorized since the Seller's Certificate of Incorporation was permanently revoked under Nevada law in 1998;

     WHEREAS, Buyer has, however, operated as if the Reincorporation Merger has occurred, has issued the Shares to the stockholders of Seller, has accounted for and treated the Shares as validly issued, fully paid and nonassessable shares of the common stock of Buyer, has treated the holders of the Shares as holders of record of the common stock of Buyer, and has assumed the assets and liabilities of Seller and Seller's obligation to file reports with the


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

Securities and Exchange Commission (the "SEC"), all pursuant to the terms of the Reincorporation Agreement; and

     WHEREAS, the Directors wish to transfer to Buyer the assets and liabilities of Seller and to take all action necessary and appropriate to consummate the Reincorporation Merger on a de facto basis to reflect the intention of the parties to the Reincorporation Agreement.

     NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties, covenants and agreements, and subject to the terms and conditions herein contained, the parties hereto hereby agree to amend and restate the Reincorporation Agreement in it entirety as follows:

                                   Article I
                TRANSFER OF ASSETS AND ASSUMPTION OF LIABILITIES

     1.1 Transfer of Assets and Assumption of Liabilities. Effective as of January 31, 2001, nunc pro tunc (the "Effective Date"), the Directors, pursuant to NRS 78.175(4), NRS 78.585 and NRS 78.590, assign and transfer to Buyer, all of Seller's assets (the "Assets") and liabilities (the "Liabilities") of any and all types (including without limitation the rights of Seller to the name "Gexa"), such that Buyer shall possess and hold all of Seller's Assets and Liabilities on the same basis as if Seller had been merged into Buyer pursuant to NRS 92A and Part Five of the Texas Business Corporation Act.

     1.2 Resignation. The Directors also hereby rescind and terminate their resignations as officers and directors of the Seller, and the appointment of Leibman as an officer and director of Seller, as set forth in the January Resolution, and acknowledge and agree that said rescission and termination is effective, nunc pro tunc, as of January 31, 2001. Leibman hereby resigns as an officer and director of Seller effective, nunc pro tunc, as of January 31, 2001.

     1.3 Issuance of Shares. In consideration for the transfer of Assets and assumption of Liabilities to and by Buyer set forth herein, Buyer has previously issued the Shares to Seller's stockholders on or after the Effective Date, on the basis of one Share for each share of Seller's common stock that was considered outstanding on the Effective Date.

                                   Article II
                                 INDEMNIFICATION

     2.1 Indemnification. Seller and Directors, jointly and severally, hereby agree to indemnify, defend and hold harmless Buyer and its officers, directors, employees, agents and shareholders, and Leibman, and their respective successors and assigns against and with respect to any and all claims, costs, damages, losses, expenses, obligations, liabilities, recoveries, suits, causes of action and deficiencies, including interest and penalties, fines and judgments, and reasonable attorney's fees and expenses that such indemnitees shall incur or suffer which arise, result from or relate to, directly or indirectly (i) the Reincorporation Agreement or the Assets and Liabilities transferred to Buyer pursuant to this Amendment, (ii) the failure of Seller to maintain its corporate existence in Nevada, to file or fail to file periodic and other reports with the SEC, to obtain shareholder approval for the transactions contemplated in the Reincorporation Agreement and this Amendment and to prepare and mail a proxy statement to its stockholders


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

relating thereto, (iii) any and all actions or events of any kind that occurred prior to or on or after the Effective Date regarding the Seller, (iv) the issuance of the Shares, (v) the filings made by Buyer with the SEC after the Effective Date to the extent they relate to or describe the Seller, its activities, the Reincorporation Agreement, Seller's officers and directors and actions taken by them or any other activities related thereto, (vi) any and all actions taken by Leibman as the sole director and officer of Seller on and after the date of the January Resolution, and (vii) the transactions contemplated in the Reincorporation Agreement and this Amendment.

     2.2 Indemnification Procedure. In the event that any party discovers or otherwise becomes aware of an indemnification claim arising under Section 2.1 of this Amendment, such indemnified party shall give written notice to the indemnifying party, specifying such claim, and may thereafter exercise any remedies available to such party under this Amendment; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of any obligations hereunder, to the extent the indemnifying party is not materially prejudiced thereby. Further, promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Article, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party, give written notice to the indemnifying party of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of any obligations hereunder, to the extent the indemnifying party is not materially prejudiced thereby. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after such notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof unless the indemnifying party has failed to assume the defense of such claim and to employ counsel reasonably satisfactory to such indemnified party. Notwithstanding any of the foregoing to the contrary, the indemnified party will be entitled to select its own counsel and assume the defense of any action brought against it if the indemnifying party fails to select counsel reasonably satisfactory to the indemnified party or fails to assume, or participate in, the defense or prosecution of an indemnification claim within 30 days of notice thereof, the expenses of such defense to be paid by the indemnifying party. No indemnifying party shall consent to entry of any judgment or enter into any settlement with respect to a claim without the consent of the indemnified party unless such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability with respect to such claim. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action, the defense of which has been assumed by an indemnifying party, without the consent of such indemnifying party, which consent shall not be unreasonably withheld.

     2.3 Compliance with Express Negligence Rule. ALL RELEASES, DISCLAIMERS, LIMITATIONS ON LIABILITY AND INDEMNITIES CONTAINED IN THIS AMENDMENT, INCLUDING THOSE IN THIS ARTICLE II, SHALL APPLY IN THE EVENT OF THE SOLE, JOINT AND/OR CONCURRENT NEGLIGENCE,


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STRICT LIABILITY OR OTHER FAULT OF THE PARTY WHOSE LIABILITY IS RELEASED,
DISCLAIMED, LIMITED OR INDEMNIFIED.

                                   Article III
                                  MISCELLANEOUS

     3.1 Further Assurances. The parties hereto, and their respective successors and assigns, covenant and agree to take or cause to be taken all such further acts, including the execution and delivery of documents, instruments, conveyances, and powers of attorney, as may be requested to consummate the transactions contemplated hereby. Without limiting the generality of the foregoing, each of Seller and the Directors covenants and agrees to take any and all actions, and to execute, acknowledge and deliver any and all documents and assurances as Buyer and Leibman may reasonably require for assuring, assigning and transferring the Assets unto Buyer, and to protect the right, title and interest of Buyer in and to, and its enjoyment of, the Assets.

     3.2 Survival of Representations, Warranties and Covenants. All representations, warranties, covenants and agreements made by the parties hereto shall survive the date hereof without limitation. All statements contained in any certificate, schedule or other instrument delivered pursuant to this Amendment shall be deemed to have been representations and warranties by the respective party or parties, as the case may be, and shall also survive without limitation despite any investigation made by any party hereto or on its behalf.

     3.3 Notices. All notices, requests, demands and other communications under this Amendment shall be in writing and shall be deemed to have been duly given if served personally on the party entitled thereto to whom notice is to be given, or if mailed to the party entitled thereto to whom notice is to be given, by first-class mail, registered or certified, postage prepaid, or if telefaxed to the party entitled thereto to whom notice is to be given, addressed as follows (or such other address as the party entitled thereto may have prior thereto specified by notice given as contemplated in this Section):

         If to Seller or Directors:              219 Cedar Street
                                                 P. O. Box 597
                                                 Wallace, Idaho 83873

         If to Buyer or Leibman:                 Gexa Corp.
                                                 24 Greenway Plaza, Suite 1826
                                                 Houston, TX  77046
                                                 Fax (713) 961-7997

but if mailed or telefaxed, the same shall not be deemed effective unless and until actually received by the party entitled thereto.

     3.4 Counterparts. This Amendment may be executed in any number of counterparts and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one and the same instrument.


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

     3.5 Amendments and Waivers. This Amendment may be amended, modified, or superseded only by written instrument executed by each party hereto. Any waiver of the terms, provisions, covenants, representations, warranties, or conditions hereof shall be made only by a written instrument executed and delivered by an authorized officer of such party. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect the right to enforce the same. No waiver by either party of any condition, or of the breach of any term, provision, covenant, representation, or warranty contained in this Amendment in one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or the breach of any other term, provision, covenant, representation, or warranty.

     3.6 Entire Agreement; Conflicts. This Amendment and the documents and materials expressly referred to in schedules and exhibits hereto sets forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersedes all prior agreements, arrangements, and understandings relating to the subject matter hereof. In the event of any conflict or inconsistency between the provisions of this Amendment and the contents or provisions of any schedule or exhibit hereto, the provisions of this Amendment shall be deemed controlling.

     3.7 Successors and Assigns. All of the terms, provisions, covenants, representations, warranties, and conditions of this Amendment shall be binding on and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors, but this Amendment and the rights and obligations hereunder shall not be assignable or delegable by any party.

     3.8 Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Nevada without regard to the conflicts of law provisions thereof.

     3.9 Severability. If any term, provision, covenant, or restriction of this Amendment is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants and restrictions shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that they would have executed this Amendment had the terms, provisions, covenants and restrictions which may be hereafter declared invalid, void, or unenforceable not initially been included herein.

     3.10 Headings and Captions. The headings and captions contained in this Amendment are solely for convenient reference and shall not be deemed to affect the meaning or interpretation of any article, section, or paragraph hereof.

     3.11 Successor Laws. Reference made herein to any law or statute shall include reference to any future law amending or superseding such law or statute and to any future laws applicable to the same subject matter.

     IN WITNESS WHEREOF, the parties to this Amendment have duly executed this Amendment on the date first above written.

                                 BUYER:

                                          GEXA CORP.


                               By:      /s/ Neil M. Leibman
                                  ---------------------------
                                        Neil M. Leibman,
                                        Chairman and Chief Executive Officer



                                 LEIBMAN:


                                                   /s/ Neil M. Leibman
                                                 ---------------------
                                                   Neil M. Leibman



                                 SELLER:

                                          GEXA GOLD CORPORATION


                                          By:      /s/ Robert D. McDougal
                                                 -----------------------
                                                   Robert D. McDougal


                                          By:      /s/ Justin Rice
                                                  ---------------------
                                                   Justin Rice


                                          By:      /s/ Gary Price
                                                  ---------------------
                                                   Gary Price

                                 DIRECTORS:


                                          By:      /s/ Robert D. McDougal
                                                 ------------------------
                                                   Robert D. McDougal


                                          By:      /s/ Justin Rice
                                                 ------------------------
                                                   Justin Rice


                                          By:      /s/ Gary Price
                                                 ------------------------
                                                   Gary Price

          STATEMENT OF DESIGNATION, PREFERENCES, RIGHTS AND LIMITATIONS

                                     OF THE

                   SERIES A SENIOR CONVERTIBLE PREFERRED STOCK

                                       OF

                                   GEXA CORP.


     Pursuant to Article 2.13 of the Texas Business Corporation Act, Gexa Corp., a corporation organized and existing under the laws of the State of Texas (the "Corporation"), hereby certifies that the following resolution (this "Certificate of Designations") was duly adopted by the Board of Directors of the Corporation (the "Board") effective as of April 21, 2003:

     RESOLVED, that pursuant to the authority expressly granted and vested in the Board of Directors of the Corporation in accordance with the provisions of its Articles of Incorporation, there shall be established and authorized for issuance a series of the Corporation's Preferred Stock, par value $0.05 per share, designated (i) "Series A Senior Convertible Preferred Stock" (herein referred to as the "Series A Preferred Stock"), consisting of Five Hundred Eight Thousand Two Hundred Fourteen (508,214) shares, each of the par value of $0.05 per share, having the voting powers, preferences and relative, participating, optional and other rights, and the qualifications, limitations or restrictions as set forth below:

A. SERIES A PREFERRED STOCK
---------------------------

DEFINITIONS

     The terms used herein and not otherwise defined shall have the following meanings:

     "Common Stock" shall mean the common stock, $.01 par value per share, of the Corporation.

     "Exchange Act" shall mean the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

     "Issue Date" shall mean the date of the issuance of a share of Series A Preferred Stock by the Corporation.

     "Liquidation Preference" shall have the meaning ascribed to such term in
Section 5(a).

     "Original Series A Issue Price" shall mean $2.00 per share.

     "Principal Market" shall mean the Electronic Bulletin Board, or whichever is at the time the principal market for the Common Stock.

     "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "Trading Day" shall mean any day during which the Principal Market shall be open for business.

RANK.

     The shares of Series A Preferred Stock shall, with respect to the distribution of assets on liquidation, dissolution or winding up of the Corporation, rank senior and prior to the Common Stock and any other class or series of capital stock of the Corporation currently or hereafter issued.

VOTING RIGHTS.

     Each outstanding share of Series A Preferred Stock shall entitle the holder thereof to vote, in person or by proxy or written consent, at a special or annual meeting of stockholders or in connection with any stockholder action taken in lieu of a meeting of stockholders, on all matters entitled to be voted on by holders of Common Stock and voting together as a single class with the Common Stock (and with any other shares, if any, entitled to vote on such action). With respect to any such vote, each share of Series A Preferred Stock shall entitle the holder thereof to cast that number of votes per share as is equal to the number of votes that such holder would be entitled to cast had such holder converted his shares of Series A Preferred Stock into shares of Common Stock pursuant to Section 7 hereof on the record date for determining the stockholders of the Corporation eligible to vote on any such matters or, if no record date is established, on the date such vote is taken or any written consent of the stockholders is solicited.

DIVIDENDS AND INTEREST.

     (a) Dividend Amount. Each share of Series A Preferred Stock shall be entitled to receive, when and as declared by the Board, a cash or payment-in-kind dividend at the per annum rate of eight percent (8%) of the Original Series A Issue Price, payable in arrears out of surplus (as that term is defined in Article 1.02 of the TBCA), and no more. After the Issue Date and until the sooner to occur of: (a) a Liquidation Event as defined in Section 5(a) or (b) the conversion of the Series A Preferred Stock to shares of Common Stock of the Corporation pursuant to Section 7 hereof, such dividends shall accrue and be payable annually on the 31st day of December of each year (each such annual period a "Dividend Period"). Dividends on account of arrears for any past dividend periods may be declared and paid or distributed, as the case may be, at any time, without reference to any regular dividend payment date. If the Board declares a payment-in-kind dividend, then it shall be paid in a number of shares of Common Stock determined by dividing the amount of the dividend per share of Series A Preferred Stock by the price per share of Common Stock, as determined herein. The price per share of Common Stock for purposes hereof shall be determined by the Board as an amount equal to the average published closing bid price of the Common Stock as listed on the Principal Market during the five consecutive trading days immediately preceding the last day of the applicable Dividend Period. Dividends payable on shares of Series A Preferred Stock for any period less than a full 12 months for any Dividend Period shall be computed on the basis of the ratio of the number of days in such partial period to the actual number of days in a full 12-month period.

     (b) Payment. Any such dividend shall be payable to the holders of record of shares of Series A Preferred Stock as they appear on the records of the Corporation as of the close of business on the record date declared for such dividend or distribution, which shall be fixed by the Board.


LIQUIDATION.

     Liquidation Amount. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation (a "Liquidation Event"), before any distribution or payment shall be made to the holders of outstanding junior securities, including, but not limited to, the Common Stock, the holders of outstanding shares of Series A Preferred Stock shall be entitled to receive, out of the assets of the Corporation at the time legally available therefor, in exchange for their shares of Series A Preferred Stock an amount in cash equal to $2.00 per share of Series A Preferred Stock, as adjusted for stock splits, stock dividends, recapitalization and other similar events (the "Liquidation Preference"). If, upon any such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the assets of the Corporation available therefor shall be insufficient to permit the payment in full to the holders of outstanding shares of Series A Preferred Stock of the preferential liquidation amounts to which they are then entitled pursuant to the provisions of this clause (a), the entire assets of the Corporation thus distributable shall be distributed ratably to the holders of outstanding shares of Series A Preferred Stock in proportion to the number of shares of Series A Preferred Stock held by each holder.

     Limitation on Distribution. Upon any such Liquidation Event, after the payment in full to the holders of outstanding shares of Series A Preferred Stock of the preferential liquidation amounts to which they are then entitled pursuant to the provisions of clause (a) above, the holders of outstanding shares of Series A Preferred Stock shall not be entitled to participate in any further distributions made to the holders of the Common Stock or any other class of junior securities.

     Sale of Business. For purposes of this Section 5, the following transactions shall not be treated as a Liquidation Event: (i) the acquisition of the Corporation by another entity by means of any transaction or series of related transactions, including, without limitation, any reorganization, merger or consolidation; or (ii) the sale of all or substantially all of the assets of the Corporation.

REDEMPTION.

     Corporation, at its sole option, may redeem the Series A Preferred Stock any time prior to conversion at a redemption price paid in cash of $2.20 per share, plus all accrued but unpaid dividends. Holder may upon notice of redemption as provided herein, elect to convert their shares of Series A Preferred Common Stock to shares of Common Stock pursuant to Section 7(a)(i) herein but such conversion must be accomplished by written notice of conversion to the Corporation within 5 business days after delivery of the notice of redemption.

CONVERSION.

     Conversion Rights.

     (i) Conversion by the Holder. Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the Issue Date, at the office of the Corporation or any transfer agent for the Series A Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Series A Issue Price by the Conversion Price (as determined below) at the time in effect for such share (the "Conversion Rate"). The initial conversion price per share of Series A Preferred Stock (the "Conversion Price") shall be the Original Series A Issue Price, subject to adjustment as set forth in Section 7(e).

     (ii) Conversion by the Corporation. Each share of Series A Preferred Stock shall automatically, and without further action of the parties, be converted into shares of Common Stock at the Conversion Rate on December 31, 2003. In addition, the Corporation, at its option, may convert the shares of Series A Preferred Stock into shares of Common Stock prior to December 31, 2003 if there is a registration event as described in Section 11 hereof.

     Reservation of Stock. The Corporation, within a date not later than 120 days from the Issue Date shall at all times reserve and keep available for issuance upon the conversion of Series A Preferred Stock, such number of shares of its authorized but unissued shares of Common Stock as will from time to time be necessary to permit the conversion of all outstanding shares of Series A Preferred Stock, together with all accrued but unpaid dividends thereon, into shares of Common Stock, and shall take all action required to increase the authorized number of shares of Common Stock if necessary to permit the conversion of all outstanding shares of Series A Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, fully paid and nonassessable.

     Mechanics of Conversion.

     Conversion of Series A Preferred Stock may be effected by any holder thereof by delivery of a written notice to the Corporation. Such conversion notice may state that such holder elects to convert all of such holder's shares of Series A Preferred Stock in accordance with this Section 7 and shall specify the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued and the address or addresses to which such holder wishes such certificate(s) to be delivered. Any such conversion notice may be delivered to the Corporation via facsimile. As promptly as practicable after the delivery of a conversion notice, the holder of Series A Preferred Stock shall surrender to the Corporation at the principal place of business of the Corporation certificates representing the Series A Preferred Stock to be converted upon which the Corporation shall cause its transfer agent to issue certificates evidencing the shares of Common Stock acquired upon conversion. The Corporation shall pay any and all issue and transfer taxes that may be payable in respect of any issuance and/or delivery of shares of Common Stock upon the conversion of Series A Preferred Stock pursuant hereto.

     As promptly as practicable, and in any event within 15 business days after receipt of the conversion notice and the surrender of such certificates representing Series A Preferred Stock, the Corporation shall deliver or cause to be delivered to the address stated in the conversion notice, or to any other address designated in writing and provided to the Corporation by the holder of Series A Preferred Stock, certificate(s) representing the number of validly issued, fully paid and nonassessable shares of Common Stock to which the holder of Series A Preferred Stock being converted shall be entitled. Such conversion shall be deemed to have been made at the close of business on the applicable conversion date so that the rights of the holder thereof as to Series A Preferred Stock being converted shall cease except for the right to receive shares of Common Stock in accordance herewith, and the persons entitled to receive shares of Common Stock shall be treated for all purposes as having become the record holder of such shares of Common Stock at such time.

     Non-Exclusive Remedy. Nothing herein shall limit a holder's right to pursue actual damages for the Corporation's failure to deliver certificates representing shares of Common Stock upon conversion within the period specified herein including, without limitation, all remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief).

     Adjustment. The Conversion Price shall be subject to adjustment in the event the Corporation shall at any time or from time to time after the date that shares of Series A Preferred Stock were first issued subdivide the otustanding shares of Common Stock, or issue a stock dividend on its outstanding Common Stock, without an equivalent subdivision of, or dividend on, the Series A Preferred Stock. In such event, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionally decreased, and if the number of shares of Common Stock oustanding at any such time is decreased by a combination of the outstanding shares of Common Stock, without an equivalent combination of the Series A Preferred Stock, the Series A Conversion Price in effect immediately prior to such combination shall be proportionally increased, each such adjustment to be effective as of the close of business on the date of such subidivision, dividend or combination, as the case may be.

     Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of shares of the Series A Preferred Stock. If any conversion of any shares of Series A Preferred Stock would create a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion shall be the next higher whole number of shares.

     Legend. Unless all shares of the Series A Preferred Stock have been registered under the 1933 Act, upon conversion of the Preferred Stock and the issuance of any of the Common Stock as provided herein, all certificates representing such shares shall bear on the fact thereof substantially the following legend:

     The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, assigned, transferred or otherwise disposed of, unless registered pursuant to the provisions of that Act or unless an opinion of counsel to the Corporation is obtained stating that such disposition is in compliance with an available exemption from such registration.

NOTICE OF ADJUSTMENT.

     Upon any adjustment of the Conversion Rate then in effect pursuant to the provisions of Section 7, then, and in each such case, the Corporation shall promptly deliver to each of the holders of Series A Preferred Stock a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation setting forth in reasonable detail the event requiring the adjustment, the method by which such adjustment was calculated and the Conversion Rate then in effect following such adjustment. Where appropriate, such notice to the holders of Series A Preferred Stock may be given in advance.

NOTICES.

     All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid,
(iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice given in accordance herewith. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the third business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: if to the Corporation to its offices at 24 Greenway Plaza Suite 1826, Houston, TX 77046,
Attention: Neil Leibman, CEO, Facsimile: (713) 961-7997, and if to a holder of Series A Preferred Stock, to such holder at the address or facsimile number of such holder as listed in the stock record books of the Corporation, or to such other address as the Corporation or the holder, as the case may be, shall have designated upon ten day's prior written notice similarly given.

Transfers to Comply with the 1933 Act, etc.

     Shares of Series A Preferred Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of except as follows: (1) to a person, who, in the opinion of counsel to the Corporation, is a person to whom such shares may legally be transferred without registration and without the delivery of a current prospectus under the 1933 Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section with respect to any resale or other disposition of such securities; or (2) to any person upon delivery of a prospectus then meeting the requirements of the 1933 Act relating to such securities and the offering thereof for such sale or disposition, and thereafter to all successive assignees. In addition, for a period of one year after the Issue Date, the shares of Series A Preferred Stock shall not be transferable except to any holding company or affiliate controlling or controlled by the Holder, to any successor to the Holder's business, to the Holder's officers, directors or employees, or to other agents or selected dealers of the Holder who participated in the securities offering in which the shares of Series A Preferred Stock were issued. Transfer fee is $25.00.

Registration:

     If the Corporation at any time prior to the conversion of the Series A Preferred Stock, files or proposes to file a registration statement with the Securities and Exchange Commission ( the "Commission") on a general form for registration under the 1933 Act and relating to the securities issued or to be issued by it, then it shall give written notice to the Holder of such proposed registration and the Corporation may converst the Series A Preferred Stock to Common Stock of the Corporation for said registration.

Amendment and Waiver.

     No amendment, modification or waiver of any of the terms or provisions of the Series A Preferred Stock shall be binding or effective without the prior written consent of the holders of a majority of the then outstanding Series A Preferred Stock (a "Required Interest") and no change in the terms hereof may be accomplished by merger or consolidation of the Corporation with another corporation or entity unless the Corporation has obtained the prior written consent of a Required Interest. Any amendment, modification or waiver of any of the terms or provisions of the Series A Preferred Stock pursuant to this Section 12, whether prospective or retroactively effective, shall be binding upon all holders of Series A Preferred Stock.

General Provisions.

     Registration of Transfer. The Corporation shall keep at its principal office a register for the registration of the Series A Preferred Stock. Upon the surrender of any certificate representing Series A Preferred Stock at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of shares as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate.

     Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Series A Preferred Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

     Payment of Taxes. The Corporation will pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of shares of Series A Preferred Stock, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series A Preferred Stock so converted were registered.

     No Impairment. The Corporation shall not amend its Certificate of Incorporation or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation.

     No Reissuance of Series A Preferred Stock. No share or shares of Series A Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued.

                         [Signature on following page.]

     IN WITNESS WHEREOF, the undersigned duly authorized officer of the Corporation has executed this Certificate of Designations, and caused it to be filed, on behalf of the Corporation as of April 21, 2003.


                                                GEXA CORP.



                                                By:  /s/ Neil Leibman
                                                     ---------------------------
                                                         Neil Leibman, CEO